Exhibit.10.28

CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY [***]) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.

THIRD AMENDMENT TO LEASE
THIS THIRD AMENDMENT TO LEASE (this “Third Amendment”) is entered into as of this [***] day of [***], [***] (the “Third Amendment Execution Date”), by and between BMR-MEDICAL CENTER DRIVE LLC, a Delaware limited liability company (“Landlord”), and MACROGENICS, INC., a Delaware corporation (“Tenant”).
RECITALS
A.    WHEREAS, pursuant to that certain Assignment and Assumption Agreement dated as of [***] (the “Original Assignment Agreement”, as amended by that certain First Amendment to Assignment and Assumption Agreement dated as of [***] (the “First Amendment to Assignment” and collectively with the Original Assignment Agreement, the “Assignment Agreement”) between J. Craig Venter Institute, Inc. (“JCVI”), as assignor, and Tenant, as assignee, and that certain Landlord Consent dated as of [***] attached to the Original Assignment Agreement and executed by Landlord (the “Original Landlord Consent”), as amended by that certain First Amendment to Landlord Consent dated as of [***] attached to the First Amendment to Assignment and executed by Landlord (the “First Amendment to Landlord Consent” and collectively with the Original Landlord Consent, the “Landlord Consent”), Landlord and Tenant are parties to that certain Lease dated as of [***], as amended by that certain First Amendment to Lease dated as of [***] and that certain Second Amendment to Lease dated as of [***] (the “Second Amendment”) (collectively, the “Existing Lease”), whereby Tenant leases certain premises (the “Premises”) from Landlord at 9704 Medical Center Drive in Rockville, Maryland (the “Building”);
B.    WHEREAS, Landlord and Tenant desire to modify certain provisions of the existing Lease on the terms and conditions set forth in this Third Amendment; and
C.    WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated.
AGREEMENT
NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:
1.Definitions. For purposes of this Third Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein. The Existing Lease, as amended by this Third Amendment, is referred to collectively herein as the “Lease.” From and after the date hereof, the term “Lease,” as used in the Existing Lease, shall mean the Existing Lease, as amended by this Third Amendment. To the extent terms are defined in both the Existing Lease and the Third Amendment, the defined terms in this Third Amendment shall control for the entire Lease, as amended.
2.Early Access to Premises. Section 5 of the Second Amendment is hereby deleted. Subject to JCVI’s compliance with its obligation to allow Tenant early access to the Premises under Section 2 of the Assignment Agreement, from and after the Third Amendment Execution Date, with respect to the Premises (excluding the Second Floor Premises (as defined in the First

Amendment to Assignment)), Landlord shall use commercially reasonable efforts to grant Tenant access to the Premises and Common Areas prior to the Revised Term Commencement Date for the purposes of conducting design phase inspections, constructing improvements, installing furniture, fixtures and equipment or the placement of personal property, but not for the purpose of conducting Tenant’s business, provided Tenant shall furnish to Landlord evidence satisfactory to Landlord in advance that insurance coverages required of Tenant under the provisions of Article 23 of the Existing Lease are in effect, and such entry shall be subject to all the terms and conditions of the Lease other than the payment of Base Rent or Tenant’s Share of Operating Expenses.
3.Loading Dock. Exhibit K attached hereto shall replace Exhibit K attached to the Second Amendment, and shall hereafter be the Exhibit K referenced in Section 4(g) of the Second Amendment.
4.Broker. Tenant and Landlord each represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Third Amendment, and agrees to reimburse, indemnify, save, defend (at the indemnified party’s option and with counsel reasonably acceptable to the inclemnified party, at the indemnifying party’s sole cost and expense) and hold harmless the indemnified party for, from and against any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.
5.Effect of Amendment. Except as modified by this Third Amendment and the Assignment Agreement and Landlord Consent, each as amended through the date hereof, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. In the event of any conflict between the terms contained in this Third Amendment and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.
6.Successors and Assigns. Each of the covenants, conditions and agreements contained in this Third Amendment shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns and sublessees. Nothing in this section shall in any way alter the provisions of the Lease restricting assignment or subletting.
7.Miscellaneous. This Third Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Third Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.
8.Authority. Tenant guarantees, warrants and represents that the individual or individuals signing this Third Amendment have the power, authority and legal capacity to sign this Third Amendment on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed. Landlord guarantees, warrants and represents that the individual or individuals signing this Third Amendment have the power, authority and legal capacity to sign this Third Amendment on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed.

9.Counterparts; Facsimile and PDF Signatures. This Third Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document. A facsimile or portable document format (PDF) signature on this Third Amendment shall be equivalent to, and have the same force and effect as, an original signature.
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IN WITNESS WHEREOF, Landlord and Tenant have executed this Third Amendment as of the date and year first above written.
LANDLORD:
BMR-MEDICAL CENTER DRIVE LLC,
a Delaware limited liability company
By: /s/ Jonathan P. Klassen
Name: Jonathan P. Klassen
Title: Executive Vice President

TENANT:
MACROGENICS, INC.,
a Delaware corporation
By: /s/ Atul Saran
Name: Atul Saran
Title: SVP & GC